September 15, 1997

Ms. Wendy Bannerman-Clark
Westdeutsche Landesbank Girozentrale, New York Branch
1211 Avenue of the Americas
New York, NY  10036

Facsimile: 212-597-8592
Telephone: 212-597-8583

West LB Ref:
Trust Confirm (Interest Rate Transaction)

                            TRANSACTION

Dear Ms. Bannerman-Clark:

     The purpose of this letter agreement (this "Confirmation") is to set forth the terms and conditions of the Transaction entered into between Westdeutsche Landesbank Girozentrale, New York Branch ("West LB") and Tiers<service-mark> Asset-Backed Securities, Series CHAMT Trust 1997-7 (the "Trust") on the Trade Date specified below (this "Transaction"). This Confirmation constitutes a "Confirmation" and this Transaction constitutes a "Transaction" as referred to in the Master Agreement specified below.

1. GENERAL. The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) (the "Definitions") are incorporated into this Confirmation. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for purposes of the Definitions.

     This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement and Schedule thereto dated as of the date hereof, as amended and supplemented from time to time (the "Master Agreement"), between West LB and the Trust. All provisions contained in the Master Agreement govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation and the Definitions or the Master Agreement, this Confirmation will govern.

     Each party is hereby advised, and each such party acknowledges, that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.


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     THIS  CONFIRMATION WILL BE GOVERNED BY AND CONSTRUED AND  ENFORCED  IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.


2.  TERMS RELATING TO THE TRANSACTION.

     Trade Date:                   As of August 21, 1997

     Effective Date:               September 15, 1997

     Termination Date:             November 15, 2003; subject to adjustment
                                   in   accordance   with   the   Following
                                   Business Day Convention.

     Business Day Convention:      Following

     Calculation Agent:            West LB


I.  TRUST PAYMENT AMOUNTS

    TRUST FLOATING AMOUNTS:

     Payment Dates:                Each Distribution Date.

     Floating Payments:            The Trust will pay to West LB, if and to
                                   the extent received on the Term  Assets,
                                   (i)  an  amount  equal  to the Scheduled
                                   Interest Payments received  by the Trust
                                   on  the  Term  Assets,  PLUS  (ii)   any
                                   amounts    received    by    the   Trust
                                   representing  Deferred Interest  Amounts
                                   (including any penalty interest thereon) on the Term Assets (any such payments, "Deferred Payments").


II.  WEST LB PAYMENT AMOUNTS

  A.  WEST LB FIXED PAYMENTS:

     Notional Amount:              USD 352,980,000,  provided that for each
                                   Calculation  Period   commencing  on  or
                                   after  February 15, 1999,  the  Notional


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                                   Amount for  such Calculation Period will
                                   equal  the Notional  Amount  during  the
                                   immediately preceding Calculation Period
                                   less the  amount,  if  any,  of the Note
                                   Prepayment  Amount,  if  any,  due   the
                                   Noteholders pursuant to the Indenture on
                                   the  Distribution  Date relating to such
                                   immediately    preceding     Calculation
                                   Period.

     Payment Dates:                Each Distribution Date.

     Business Days:                Any Business Day under the Indenture.

     Fixed Rate:                   6.688%

     Day Count Fraction:           30/360

     Period End Dates:             Each   Distribution   Date,  except   no
                                   Adjustment.

     Adjustment:                   The  West LB Fixed Payments  described
                                   herein are subject to adjustment as
                                   provided in paragraph 3(a) and (b) below.

B. WEST LB FLOATING PAYMENTS:

     Notional Amount:              USD  10,920,000;  provided that for each
                                   Calculation  Period   commencing  on  or
                                   after  February 15, 2000,  the  Notional
                                   Amount for  such Calculation Period will
                                   equal  the Notional  Amount  during  the
                                   immediately preceding Calculation Period
                                   less  the   amount,   if   any,  of  the
                                   Certificate  Prepayment Amount  due  the
                                   holders of the  Certificates pursuant to
                                   the Trust Agreement  on the Distribution
                                   Date   relating   to  such   immediately
                                   preceding Calculation Period.

     Payment Dates:                Each Distribution Date.

     Business Days:                Any   Business  Day  under   the   Trust
                                   Agreement.

     Floating Rate Option:         Certificate LIBOR.


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     Period End Dates:             Each  Distribution   Date,   subject  to
                                   adjustment   in   accordance  with   the
                                   Following Business Day Convention.

     Reset Dates:                  Each  Distribution  Date,   subject   to
                                   adjustment   in   accordance   with  the
                                   Following Business Day Convention.

     Day Count Fraction:           Actual/360.

     Spread:                       Plus 0.20 percent.


     Adjustment:                   The   West LB Floating Payments described
                                   herein are subject to adjustment as provided in paragraph 3(a) and (b) below.


3.   SPECIAL PROVISIONS.

     (a) DEFICIENCY AMOUNTS. Notwithstanding anything to the contrary contained herein or in the Master Agreement, if on any Payment Date the amount received by the Trust on the Term Assets and paid to West LB as provided herein is less than the Scheduled Interest Payments then due on the Term Assets (the amount of such deficiency, the "Deficiency Amount"), West LB shall reduce the amount otherwise payable by West LB to the Trust on such Payment Date in respect of the West LB Floating Payment by such Deficiency Amount (but not below zero). If on any Payment Date the Deficiency Amount is greater than the West LB Floating Payment which would otherwise be due to the Trust on such Payment Date West LB shall also reduce the amount otherwise payable by it to the Trust on such Payment Date in respect of the West LB Fixed Payment by the amount of such excess (but not below zero).

     (b) DEFERRED PAYMENTS. Subject to paragraph 3(a) above, notwithstanding anything to the contrary contained herein or in the Master Agreement, if on any Payment Date West LB receives any Deferred Payments, West LB shall, on such Payment Date, increase the amount otherwise payable by it to the Trust on such Payment Date in respect of the West LB Fixed Payment by the amount of such Deferred Payments, provided that if on any such Payment Date the amount paid to West LB in respect of the Deferred Payments exceeds the aggregate cumulative Deficiency Amounts subtracted from the West LB Fixed Payments on prior Payment Dates, and not previously adjusted to reflect receipt and payment of Deferred Amounts as provided in this paragraph 3(b), the amount of such excess (up to but not exceeding the aggregate of the Deficiency Amounts so subtracted from the West LB Floating Payment) shall be added to the amount of the West LB Floating Payment then due on such Payment Date.

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4.   RELATIONSHIP  BETWEEN  PARTIES.   Each  party  represents to the other
party as follows:

     (a) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

     (b) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

     (c) STATUS OF PARTIES. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

     (d) RISK MANAGEMENT. It has entered into this Transaction for the purpose of (i) managing its borrowings or investments, (ii) hedging its underlying assets or liabilities or (iii) in connection with its line of business.














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     Please confirm that the foregoing correctly  sets  forth  the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                              Very truly yours,

                              TIERS<service-mark>  ASSET-BACKED SECURITIES,
                              SERIES CHAMT TRUST 1997-7

                              By: Delaware Trust Capital Management, Inc., not in its individual capacity but solely as Trustee under the Trust Agreement



                              By:______________________________
                                   Authorized Signatory
                                   Name:
                                   Title:



Accepted and confirmed:


WESTDEUTSCHE LANDESBANK GIROZENTRALE,
NEW YORK BRANCH


By:_____________________________
     Authorized Signatory
     Name:
     Title:




By:_____________________________
     Authorized Signatory
     Name:
     Title:



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